UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

WHEREVERTV BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11873	13-3886065
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

930 Riverside Place Leetsdale, Pennsylvania	15056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 663-0094

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

WhereverTV Broadcasting Corporation (Registrant) received a Notice of Decision to Grant from the Korean Intellectual Property Office for Patent Application 10-2009-7000886 entitled “Global Interactive Program Guide Application & Device” on April 14, 2014 and subsequently paid the necessary fees to have the patent issued. As of August 15, 2014, Registrant is awaiting the issuance of a patent number from the Korean Intellectual Property Office.

Registrant also received an Allowance Decision from the Republic of China (Taiwan) Intellectual Property Office on June 20, 2014 for Patent Application 096125304 entitled “Global Interactive Program Guide Application & Device”. Registrant intends to pay the necessary fees for patent issuance to the Republic of China Intellectual Property Office prior to September 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2014	WHEREVERTV BROADCASTING CORPORATION

By: /s/ Mark Cavicchia
Name: Mark Cavicchia
Title: Chief Executive Officer